Exhibit 99.2
Last Updated 7/29/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2010 and 2009

		3 Months Ended June			6 Months Ended June
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$95	$83	$12	$111	$72	$39
2	APS Energy Services	1	(1)	2	1	(2)	3
3	SunCor	—	—	—	—	—	—
4	El Dorado	—	—	—	—	(6)	6
5	Parent Company	(1)	(1)	—	(5)	(4)	(1)

6	Income From Continuing Operations	95	81	14	107	60	47

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(2)	(19)	17	(23)	(247)	224
8	Other	27	11	16	35	94	(59)

9	Total	25	(8)	33	12	(153)	165

10	Net Income	120	73	47	119	(93)	212

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	5	—	10	(5)	15

12	Net Income Attributable to Common Shareholders	$115	$68	$47	$109	$(88)	$197

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.88	$0.82	$0.06	$1.06	$0.72	$0.34
14	APS Energy Services	0.01	(0.01)	0.02	0.01	(0.02)	0.03
15	SunCor	—	—	—	—	—	—
16	El Dorado	—	—	—	—	(0.06)	0.06
17	Parent Company	(0.02)	(0.01)	(0.01)	(0.06)	(0.04)	(0.02)

18	Income From Continuing Operations	0.87	0.80	0.07	1.01	0.60	0.41

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	(0.02)	(0.18)	0.16	(0.22)	(2.45)	2.23
20	Other	0.26	0.11	0.15	0.34	0.93	(0.59)

21	Total	0.24	(0.07)	0.31	0.12	(1.52)	1.64

22	Net Income	1.11	0.73	0.38	1.13	(0.92)	2.05

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.04	0.05	(0.01)	0.09	(0.05)	0.14

24	Net Income Attributable to Common Shareholders	$1.07	$0.68	$0.39	$1.04	$(0.87)	$1.91

25	BOOK VALUE PER SHARE	$32.07	$31.70	$0.37	$32.07	$31.70	$0.37

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	107,764	101,193	6,571	104,857	101,048	3,809
27	End of Period	108,511	101,171	7,340	108,511	101,071	7,440

See Glossary of Terms.	Page 1 of 4

Last Updated 7/29/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2010 and 2009

		3 Months Ended June			6 Months Ended June
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY
	SEGMENT
	Retail
28	Residential	$360	$377	$(17)	$627	$633	$(6)
29	Business	382	389	(7)	672	687	(15)

30	Total retail	742	766	(24)	1,299	1,320	(21)
	Wholesale revenue on delivered electricity
31	Traditional contracts	16	17	(1)	34	28	6
32	Off-system sales	19	12	7	36	34	2
33	Transmission for others	9	8	1	17	15	2
34	Other miscellaneous services	13	9	4	26	18	8

35	Total regulated operating electricity revenues	799	812	(13)	1,411	1,415	(4)

	MARKETING AND TRADING
36	Electricity and other commodity sales	2	—	2	1	—	1

37	Total operating electric revenues	$801	$812	$(11)	$1,412	$1,415	$(3)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY
	SEGMENT
	Retail sales
38	Residential	2,957	3,180	(223)	5,532	5,679	(147)
39	Business	3,719	3,842	(123)	6,886	7,102	(216)

40	Total retail	6,676	7,022	(346)	12,418	12,781	(363)
	Wholesale electricity delivered
41	Traditional contracts	206	232	(26)	361	397	(36)
42	Off-system sales	674	720	(46)	1,283	1,417	(134)
43	Retail load hedge management	98	225	(127)	299	377	(78)

44	Total regulated electricity	7,654	8,199	(545)	14,361	14,972	(611)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	—	—	—	—	—

46	Total electric sales	7,654	8,199	(545)	14,361	14,972	(611)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(105)	$(49)	$(56)	$(87)	$8	$(95)
48	Deferred fuel and purchased power costs — current period	(21)	15	(36)	(65)	(13)	(52)
49	Interest on deferred fuel		—	—		—	—
50	Amounts recovered through revenues	29	(37)	66	56	(66)	122

51	Deferred fuel and purchased power regulatory asset — ending balance	$(97)	$(71)	$(26)	$(97)	$(71)	$(26)

See Glossary of Terms.	Page 2 of 4

Last Updated 7/29/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2010 and 2009

		3 Months Ended June			6 Months Ended June
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	989,122	981,749	7,373	992,088	985,212	6,876
53	Business	125,533	125,245	288	125,465	125,178	287

54	Total	1,114,655	1,106,994	7,661	1,117,553	1,110,390	7,163
55	Wholesale customers	51	44	7	51	47	4

56	Total customers	1,114,706	1,107,038	7,668	1,117,604	1,110,437	7,167

57	Customer growth (% over prior year)	0.7%	0.7%	0.0%	0.6%	0.7%	(0.1)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	3,196	3,150	46	5,751	5,736	15
59	Business	3,813	3,818	(5)	7,009	7,078	(69)

60	Total	7,009	6,968	41	12,760	12,814	(54)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,989	3,239	(250)	5,576	5,764	(188)
62	Business	29,628	30,678	(1,083)	54,886	56,738	(1,852)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	3,231	3,209	22	5,796	5,822	(26)
64	Business	30,374	30,513	(139)	55,865	56,550	(685)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	6,463	6,443	20	6,463	6,443	20

	WEATHER INDICATORS

	Actual
66	Cooling degree-days	381	461	(80)	381	461	(80)
67	Heating degree-days	19	24	(5)	520	407	113
68	Average humidity	19%	20%	(1)%	32%	28%	4%

	10-Year Averages
69	Cooling degree-days	511	501	10	511	501	10
70	Heating degree-days	20	20	—	522	522	—
71	Average humidity	20%	20%	—	28%	31%	(3)%

See Glossary of Terms.	Page 3 of 4

Last Updated 7/29/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2010 and 2009

		3 Months Ended June			6 Months Ended June
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,011	2,014	(3)	4,376	4,507	(131)
73	Coal	3,116	2,857	259	6,123	5,808	315
74	Gas, oil and other	1,196	1,283	(87)	2,012	2,308	(296)

75	Total generation production	6,323	6,154	169	12,511	12,623	(112)

	Purchased power
76	Firm load	1,356	1,890	(534)	1,828	2,398	(570)
77	Marketing and trading	423	726	(303)	844	986	(142)

78	Total purchased power	1,779	2,616	(837)	2,672	3,384	(712)

79	Total energy sources	8,102	8,770	(668)	15,183	16,007	(824)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	80%	81%	(1)%	88%	31%	57%
81	Coal	81%	75%	6%	81%	77%	4%
82	Gas, oil and other	20%	21%	(1)%	15%	19%	(4)%
83	System average	48%	45%	3%	47%	46%	1%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)
84	Single-family	935	1,007	(72)	2,861	1,844	1,017
85	Multi-family	135	317	(182)	404	856	(452)

86	Total	1,070	1,324	(254)	3,265	2,700	565

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	(0.8)%	(7.9)%	7.1%	(2.4)%	(7.2)%	4.8%
88	Unemployment rate (%, seasonally adjusted)	9.6%	9.2%	0.4%	9.5%	8.8%	0.7%
Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4